EXHIBIT 1.01

 Data I/O Corporation’s Conflict Minerals Report

in Accordance with Rule 13p-1 under the Securities Exchange Act of 1934

This is the Conflict Minerals Report of Data I/O Corporation (“Data I/O,” the “Company,” “we,” “us,” or “our”) and subsidiaries for calendar year 2025 in accordance with Rule 13p-1 (“Rule 13p-1”) under the Securities Exchange Act of 1934 (the “1934 Act”).  Please refer to Rule 13p-1, Form SD and the 1934 Act Release No. 34-67716 for definitions to the terms used in this Report, unless otherwise defined herein.

Company and Manufacturing Overview

Data I/O Corporation and its subsidiaries manufacture or contract to manufacture electronic equipment used primarily in our customer’s production process for semiconductor programming and handling.  We had approximately $21.5 million in revenue in 2025, with 97 employees at the end of 2025.  Our manufacturing takes place in Redmond, Washington, USA and Shanghai, China.  Our manufacturing primarily consists of final assembly of purchased parts and subassemblies.  We contract for the manufacture of certain subassemblies, boards and adapters.

Assessment of Products

We assessed our products to determine if they contained necessary conflict minerals.  We determined our software products did not contain conflict minerals.  Our equipment products (PSV7000, PSV5000, Lumen®X2-M4, Lumen®X-M8 programmers, FlashCORE III-M4 programmers, and related options for media handling, vision, laser marking, and adapters) all include one or more necessary conflict minerals.

Process

An internal team sponsored by our Senior Vice President of Operations and driven by our internal supply chain and administrative personnel from each of our USA, China and Germany offices works to gather the information to prepare our Conflict Mineral Report.

We reviewed our conflict mineral policy and the use of a due diligence framework.  We developed a supplier contact and survey process and reviewed supply chain risk and mitigation.  We maintain a documentation management information system and records retention to comply with the conflict mineral reporting requirements. Steps are described in more detail below.

Conflict Minerals Policy

Data I/O is committed to working with our global supply chain to achieve greater transparency in our supply chain.  Our goal is to source responsibly to manufacture products that do not contain Conflict Minerals that support armed conflict in any of the Covered Countries.  As a result, we have established a conflict minerals compliance program that is designed to follow the framework established by the OECD (Organization for Economic Co-operation and Development) in all material respects.  As part of that program, we expect that our suppliers conduct conflict minerals due diligence through their supply chains and report their results to us.

1

Due Diligence Framework

In conducting our due diligence, we implemented the OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas (OECD 2011) (“OECD Framework”), an internationally recognized due diligence frame work, including the related supplements on gold, tin, tantalum and tungsten.

As an electronics manufacturer, Data I/O’s due diligence measures were based on the Electronic Industry Citizenship Coalition and Global e-Sustainability (“EICC/GeSI”) initiative with the smelters and refiners of conflict minerals who provide those conflict minerals to our suppliers.  As a company in the semiconductor programming equipment business, Data I/O is several levels removed from the smelter or actual mining of conflict minerals.  Data I/O does not make direct purchases of raw ore or unrefined conflict minerals from smelters or metal traders, or purchases from the Covered Countries.  We depend entirely on our multi-tiered supply chain to provide conflict mineral sourcing information.

Data I/O’s Due Diligence

-

Assessed our products as to whether they contained conflict minerals and if so, that the conflict minerals were necessary to the function of the products.  All of our equipment products contain one or more necessary conflict minerals.

-

Contacted our suppliers with potential conflict mineral content and interviewed or surveyed them regarding their conflict mineral sourcing as well as reviewing their supply-chain for items including conflict minerals. This involved educating them on the annual SEC reporting requirements and our due diligence expectations.

-

Reasonable country of origin inquiry and due diligence by conducting a supply-chain survey with direct suppliers of materials potentially containing conflict minerals using updated EICC/GeSI Conflict Minerals Reporting Template to identify the smelters and refiners. We requested surveys from a total of 54 suppliers.  We received completed surveys from 25; letters of inapplicability from 1; and no response from 29 despite follow-ups. This included follow up on identified discrepancies of reported smelter information, incomplete surveys and no responses to our survey request in our attempt to complete missing information.

-

Consolidating the survey information and comparing the smelters and refiners identified in the supply-chain survey against the list of smelter facilities which have been identified as “conflict free” by programs such as the RMI’s Responsible Minerals Assurance Process (RMAP) program for tantalum, tin, tungsten and gold. Significant variation in the names used by suppliers and  missing data in certain surveys of smelter listings from our suppliers impacted our ability to have clarity on the identity of the actual smelter sourced by our supply chain in some instances.

Data I/O does not have a direct relationship with 3TG smelters and refiners, nor do we perform direct audits of these entities that provide our supply chain the 3TG. We rely upon the industry (for example, EICC and CFSI) and larger entities’ efforts to influence smelters and refineries to get audited and certified through CFSI’s CFS program.

2

Certain suppliers were able to identify specifically the smelters or refiners of Conflict Minerals that went into parts supplied to us.  We typically were not able to receive tailored information relative to the parts we purchased but received generically all possible smelter information for our supplier’s entire supply chain. These responses included the names of smelters or refiners listed in the table below.  We reviewed the facilities as to being on the CFSI list of smelters and refiners.   We were not able to verify that all of the smelters or refiners named were certified Conflict-Free by CSFI, sometimes due to differences in names used by smelters or refiners.

With the exception of the responding suppliers described above, we were unable to identify any of the other smelters or refiners actually in our supply chain.  Our identified smelter, facility country and metal table is provided at the bottom of this report.

Conflict Mineral Reporting Conclusion

After exercising the due diligence described above, the Company was unable to determine whether or not its products contain conflict minerals: (1) from recycled or scrap sources as defined in the Conflict Minerals Rule, (2) that did not originate in the Covered Countries, or (3) that did not directly or indirectly finance or benefit armed groups, as defined in the Conflict Minerals Rule, in the Covered Countries.

Our conclusion was due to a lack of information from our suppliers, regarding sourcing of parts and metals with conflict mineral content, required to conclude whether the necessary conflict minerals originated in the Covered Countries and, if so, whether the necessary conflict minerals were from recycle or scrap sources, were DRC conflict free or have not been found to be DRC conflict free.

Independent Audit

Pursuant to SEC guidance, this Conflict Mineral Report is not audited as none of the Company’s products have been found to be “DRC conflict free”.

Process Goals and Supplier Expectations

We continue to encourage and follow up with existing and new suppliers on completing the surveys and working with their supply chains to identify the sourcing of conflict minerals.  We expect the Company and our suppliers whose products contain conflict minerals to responsibly source and provide information as to the source of conflict minerals, as well as expecting their sub tier suppliers to do the same.  We expect that conflict mineral RCOI processes and systems are designed consistent with the Organization for Economic Co-operation and Development Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict- Affected and High Risk-Areas.

If we determine that any supplier is sourcing DRC conflict minerals that benefit armed groups, then we expect the supplier to commit to plan and take corrective action to move to a conflict free source.  If suitable action is not taken, we expect to look to alternative sources for the product.  Our goal is not to ban procurement of minerals from the DRC and adjoining countries, but to assure procurement from responsible sources in the region.  If we determine that any of the components of our products contain minerals from a mine, smelter or facility that is “non-conflict free”, we expect to work towards transitioning to products that are “conflict free”.  Our ability to do so is dependent on the criticality of the specific part and the availability of alternative suppliers.

3

Identified Smelter, Facility Country and Metal Table

Smelter Name	Country	Metal
8853 S.p.A.	ITALY	Gold
ABC Refinery Pty Ltd.	AUSTRALIA	Gold
AGR (Perth Mint Australia)	AUSTRALIA	Gold
AKITA Seiren	JAPAN	Gold
ARY Aurum Plus	UNITED ARAB EMIRATES	Gold
ASAHI METALFINE, Inc.	JAPAN	Gold
ATAkulche	TURKEY	Gold
AU Traders and Refiners	SOUTH AFRICA	Gold
AURA-II	UNITED STATES OF AMERICA	Gold
Abington Reldan Metals, LLC	UNITED STATES OF AMERICA	Gold
Academy Precious Metal Materials (Zhaoyuan) Co., Ltd.	CHINA	Gold
Advanced Chemical Company	UNITED STATES OF AMERICA	Gold
African Gold Refinery	UGANDA	Gold
Agosi AG	GERMANY	Gold
Aida Chemical Industries Co., Ltd.	JAPAN	Gold
Al Etihad Gold LLC	UNITED ARAB EMIRATES	Gold
Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES	Gold
Al Ghaith Gold	UNITED ARAB EMIRATES	Gold
Albino Mountinho Lda.	PORTUGAL	Gold
Alexy Metals	UNITED STATES OF AMERICA	Gold
Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY	Gold
Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	Gold
Amagasaki Factory, Hyogo Prefecture, Japan	JAPAN	Gold
AngloGold Ashanti Brazil	BRAZIL	Gold
AngloGold Ashanti Corrego do Sitio Mineracao	BRAZIL	Gold
Anhui Tongling Nonferrous Metal Mining Co., Ltd.	CHINA	Gold
Argor-Heraeus S.A.	SWITZERLAND	Gold
Asahi Pretec Corp.	JAPAN	Gold
Asahi Refining Canada Ltd.	CANADA	Gold
Asahi Refining USA Inc.	UNITED STATES OF AMERICA	Gold
Asaka Riken Co., Ltd.	JAPAN	Gold
Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY	Gold
Attero Recycling Pvt Ltd	INDIA	Gold
Augmont Enterprises Private Limited	INDIA	Gold
Aurubis AG	GERMANY	Gold
Aurubis AG, Hamburg	GERMANY	Gold

4

Austin Powder	UNITED STATES OF AMERICA	Gold
BALORE REFINERSGA	INDIA	Gold
Baiyin Nonferrous Metals Corporation (BNMC)	CHINA	Gold
Bangalore Refinery	INDIA	Gold
Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	Gold
Bank of Switzerland	SWITZERLAND	Gold
Bank of Taiwan Department of Trade	TAIWAN, PROVINCE OF CHINA	Gold
Bauer Walser AG	GERMANY	Gold
Boliden AB	SWEDEN	Gold
Boliden Mineral AB (Ronnskar)	SWEDEN	Gold
Boliden Ronnskar	SWEDEN	Gold
C. Hafner GmbH + Co. KG	GERMANY	Gold
C.I Metales Procesados Industriales SAS	COLOMBIA	Gold
CCR	CANADA	Gold
CCR Refinery - Glencore Canada Corporation	CANADA	Gold
CGR Metalloys Pvt Ltd.	INDIA	Gold
CHALCO Yunnan Copper Co. Ltd.	CHINA	Gold
Caridad	MEXICO	Gold
Cendres + Metaux S.A.	SWITZERLAND	Gold
Changsanjiao elc. Ltd	CHINA	Gold
Changzhou Chemical Research Institute Co. Ltd.	CHINA	Gold
Cheong Hing	CHINA	Gold
Chimet S.p.A.	ITALY	Gold
China GoldDeal Investment Co., Ltd.	CHINA	Gold
China Henan Zhongyuan Gold Smelter	CHINA	Gold
China's Shandong Gold Mining Co., Ltd	CHINA	Gold
Chugai Mining	JAPAN	Gold
Codelco	CHILE	Gold
Coimpa Industrial LTDA	BRAZIL	Gold
Colt Refining	UNITED STATES OF AMERICA	Gold
Cookson Métaux Précieux - Cookson CLAL	FRANCE	Gold
DEGUSSA	GERMANY	Gold
DHF Technical Products	UNITED STATES OF AMERICA	Gold
DODUCO Contacts and Refining GmbH	GERMANY	Gold
DS PRETECH Co., Ltd.	KOREA, REPUBLIC OF	Gold
DSC (Do Sung Corporation)	KOREA, REPUBLIC OF	Gold
Daejin Indus Co., Ltd.	KOREA, REPUBLIC OF	Gold
DaeryongENC	KOREA, REPUBLIC OF	Gold
Daye Non-Ferrous Metals Mining Ltd.	CHINA	Gold
Degussa Sonne / Mond Goldhandel GmbH	GERMANY	Gold

5

Dijllah Gold Refinery FZC	UNITED ARAB EMIRATES	Gold
Do Sung Corporation	KOREA, REPUBLIC OF	Gold
Doduco	GERMANY	Gold
Dongwu Gold Group	CHINA	Gold
Dowa	JAPAN	Gold
Eco-System Recycling Co., Ltd. East Plant	JAPAN	Gold
Eco-System Recycling Co., Ltd. North Plant	JAPAN	Gold
Eco-System Recycling Co., Ltd. West Plant	JAPAN	Gold
Ekaterinburg	RUSSIAN FEDERATION	Gold
Elemetal Refining, LLC	UNITED STATES OF AMERICA	Gold
Elite Industech Co., Ltd.	TAIWAN, PROVINCE OF CHINA	Gold
Emerald Jewel Industry India Limited (Unit 1)	INDIA	Gold
Emerald Jewel Industry India Limited (Unit 2)	INDIA	Gold
Emerald Jewel Industry India Limited (Unit 3)	INDIA	Gold
Emerald Jewel Industry India Limited (Unit 4)	INDIA	Gold
Emirates Gold DMCC	UNITED ARAB EMIRATES	Gold
FSE Novosibirsk Refinery	RUSSIAN FEDERATION	Gold
Faggi Enrico S.p.A.	ITALY	Gold
Federal State Unitary Enterprise Moscow Special Processing Plant (FSUE MZSS)	RUSSIAN FEDERATION	Gold
Fidelity Printers and Refiners Ltd.	ZIMBABWE	Gold
Fujairah Gold FZC	UNITED ARAB EMIRATES	Gold
Fujian Zijin mining stock company gold smelter	CHINA	Gold
GG Refinery Ltd.	TANZANIA, UNITED REPUBLIC OF	Gold
GGC Gujrat Gold Centre Pvt. Ltd.	INDIA	Gold
GUANGDONG JINXIAN GAOXIN CAI LIAO GONG SI	CHINA	Gold
Gasabo Gold Refinery Ltd	RWANDA	Gold
Geib Refining Corporation	UNITED STATES OF AMERICA	Gold
Glencore Canada Corporation - CCR Refinery	CANADA	Gold
Gold Coast Refinery	GHANA	Gold
Gold Corporation - The Perth Mint	AUSTRALIA	Gold
Gold Refinery of Zijin Mining Group Co., Ltd.	CHINA	Gold
Gold by Gold Colombia	COLOMBIA	Gold
Great Wall Precious Metals Co,. LTD.	CHINA	Gold
Great Wall Precious Metals Co., Ltd. of CBPM	CHINA	Gold
Guangdong Gaoyao Co	CHINA	Gold
Guangdong Hua Jian Trade Co., Ltd.	CHINA	Gold
Guangdong Jinding Gold Limited	CHINA	Gold
Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA	Gold
Hang Seng Technology	CHINA	Gold
Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA	Gold

6

HeeSung Metal Ltd.	KOREA, REPUBLIC OF	Gold
Heimerle + Meule GmbH	GERMANY	Gold
Henan Yuguang Gold & Lead Co., Ltd.	CHINA	Gold
Heraeus Germany GmbH Co. KG	GERMANY	Gold
Heraeus Ltd. Hong Kong	CHINA	Gold
Heraeus Metals Hong Kong Ltd.	CHINA	Gold
Hetai Gold Mineral Guangdong Co., Ltd.	CHINA	Gold
Hop Hing electroplating factory Zhejiang	CHINA	Gold
House of Currency of Brazil (Casa da Moeda do Brazil)	BRAZIL	Gold
Hunan Chenzhou Mining Co., Ltd.	CHINA	Gold
Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.	CHINA	Gold
Hung Cheong Metal Manufacturing Limited	CHINA	Gold
HwaSeong CJ CO., LTD.	KOREA, REPUBLIC OF	Gold
Impala Platinum - Base Metal Refinery (BMR)	SOUTH AFRICA	Gold
Impala Platinum - Platinum Metals Refinery (PMR)	SOUTH AFRICA	Gold
Impala Refineries – Base Metals Refinery (BMR)	SOUTH AFRICA	Gold
Impala Refineries – Platinum Metals Refinery (PMR)	SOUTH AFRICA	Gold
Impala Rustenburg	SOUTH AFRICA	Gold
Inca One (Chala One Plant)	PERU	Gold
Inca One (Koricancha Plant)	PERU	Gold
Industrial Refining Company	BELGIUM	Gold
Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA	Gold
International Precious Metal Refiners	UNITED ARAB EMIRATES	Gold
Ishifuku Metal Industry Co., Ltd.	JAPAN	Gold
Istanbul Gold Refinery	TURKEY	Gold
Italpreziosi	ITALY	Gold
JALAN & Company	INDIA	Gold
JCC	CHINA	Gold
JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION	Gold
JSC Novosibirsk Refinery	RUSSIAN FEDERATION	Gold
JSC Uralelectromed	RUSSIAN FEDERATION	Gold
JX Advanced Metals Corporation	JAPAN	Gold
JX Nippon Mining & Metals Co., Ltd.	JAPAN	Gold
Japan Mint	JAPAN	Gold
Jiangxi Copper Co., Ltd.	CHINA	Gold
Jin Jinyin Refining Co., Ltd.	CHINA	Gold
Jinli Enterprice Co., Ltd.	TAIWAN, PROVINCE OF CHINA	Gold
Jinlong Copper Co., Ltd.	CHINA	Gold

7

Johnson Matthey Canada	CANADA	Gold
K.A. Rasmussen	NORWAY	Gold
KGHM Polska Miedz S.A.	POLAND	Gold
KGHM Polska Miedz Spolka Akcyjna	POLAND	Gold
KP Sanghvi International Airport	INDIA	Gold
KP Sanghvi International Pvt Ltd	INDIA	Gold
Kaloti Precious Metals	UNITED ARAB EMIRATES	Gold
Kazakhmys Smelting LLC	KAZAKHSTAN	Gold
Kazzinc	KAZAKHSTAN	Gold
Kazzinc Ltd	KAZAKHSTAN	Gold
Kennecott Utah Copper LLC	UNITED STATES OF AMERICA	Gold
Kochi daiicihi Yamaminami plant	JAPAN	Gold
Kojima Chemicals Co., Ltd.	JAPAN	Gold
Korea Metal Co., Ltd.	KOREA, REPUBLIC OF	Gold
Korea Zinc Co., Ltd.	KOREA, REPUBLIC OF	Gold
Kosak Seiren	JAPAN	Gold
Kundan Care Products Ltd.	INDIA	Gold
Kyrgyzaltyn JSC	KYRGYZSTAN	Gold
Kyshtym Copper-Electrolytic Plant ZAO	RUSSIAN FEDERATION	Gold
L'Orfebre S.A.	ANDORRA	Gold
L'azurde Company For Jewelry	SAUDI ARABIA	Gold
LS MnM Inc.	KOREA, REPUBLIC OF	Gold
LT Metal Ltd.	KOREA, REPUBLIC OF	Gold
Lian pei Smeltiing Factory	CHINA	Gold
LinBao Gold Mining	CHINA	Gold
Lingbao Gold Co., Ltd.	CHINA	Gold
Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA	Gold
Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA	Gold
MD Overseas	INDIA	Gold
MEM(Sumitomo Group)	JAPAN	Gold
MK Electron	KOREA, REPUBLIC OF	Gold
MKS PAMP SA	SWITZERLAND	Gold
MMTC-PAMP India Pvt., Ltd.	INDIA	Gold
Marsam Metals	BRAZIL	Gold
Materials Eco-Refining CO.,LTD	JAPAN	Gold
Materion	UNITED STATES OF AMERICA	Gold
Matsuda Sangyo Co., Ltd.	JAPAN	Gold
Metahub Industries Sdn. Bhd.	MALAYSIA	Gold
Metal Concentrators SA (Pty) Ltd.	SOUTH AFRICA	Gold
Metallix Refining Inc.	UNITED STATES OF AMERICA	Gold
Metallurgie Hoboken Overpelt	BELGIUM	Gold

8

Metalor Switzerland	SWITZERLAND	Gold
Metalor Technologies (Hong Kong) Ltd.	CHINA	Gold
Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE	Gold
Metalor Technologies (Suzhou) Ltd.	CHINA	Gold
Metalor Technologies S.A.	SWITZERLAND	Gold
Metalor USA Refining Corporation	UNITED STATES OF AMERICA	Gold
Metalurgica Met-Mex Penoles S.A. De C.V.	MEXICO	Gold
Minera Titan del Peru SRL (MTP) - Belen Plant	PERU	Gold
Minera Titán del Perú SRL (MTP) - Belen Plant	Peru	Gold
Mitsubishi Materials Corporation	JAPAN	Gold
Mitsui Kinzoku Co., Ltd.	JAPAN	Gold
Mitsui Mining and Smelting Co., Ltd.	JAPAN	Gold
Modeltech Sdn Bhd	MALAYSIA	Gold
Morris and Watson	NEW ZEALAND	Gold
Morris and Watson Gold Coast	AUSTRALIA	Gold
Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION	Gold
N.E. Chemcat	JAPAN	Gold
NH Recytech Company	KOREA, REPUBLIC OF	Gold
NOBLE METAL SERVICES	UNITED STATES OF AMERICA	Gold
Nadir Metal Rafineri San. Ve Tic. A.S.	TURKEY	Gold
Navoi Mining and Metallurgical Combinat	UZBEKISTAN	Gold
Nihon Material Co., Ltd.	JAPAN	Gold
Nihon Superior Co., Ltd.	JAPAN	Gold
Nohon Material Corporation	JAPAN	Gold
Nyrstar Metals	UNITED STATES OF AMERICA	Gold
OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION	Gold
OJSC Kolyma Refinery	RUSSIAN FEDERATION	Gold
Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA	Gold
Ohio Precious Metals, LLC	UNITED STATES OF AMERICA	Gold
Ohura Precious Metal Industry Co., Ltd.	JAPAN	Gold
PT Aneka Tambang (Persero) Tbk	INDONESIA	Gold
PX Precinox S.A.	SWITZERLAND	Gold
Pease & Curren	UNITED STATES OF AMERICA	Gold
Penglai Penggang Gold Industry Co., Ltd.	CHINA	Gold
Planta Recuperadora de Metales SpA	CHILE	Gold
Precious Metals Sales Corp.	UNITED STATES OF AMERICA	Gold
Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION	Gold
QG Refining, LLC	UNITED STATES OF AMERICA	Gold
REMONDIS PMR B.V.	NETHERLANDS	Gold
Rand Refinery (Pty) Ltd.	SOUTH AFRICA	Gold

9

Realized the Enterprise Co., Ltd.	CHINA	Gold
Refinery LS-Nikko Copper Inc.	KOREA, REPUBLIC OF	Gold
Refinery of Seemine Gold Co., Ltd.	CHINA	Gold
Remondis Argentia B.V.	NETHERLANDS	Gold
Republic Metals Corporation	UNITED STATES OF AMERICA	Gold
Rio Tinto Group	AUSTRALIA	Gold
Royal Canadian Mint	CANADA	Gold
SAAMP	FRANCE	Gold
SAFINA A.S.	CZECHIA	Gold
SAM Precious Metals FZ-LLC	UNITED ARAB EMIRATES	Gold
SAXONIA Edelmetalle GmbH	GERMANY	Gold
SEMPSA Joyeria Plateria S.A.	SPAIN	Gold
SHENZHEN JINJUNWEI RESOURCE COMPREHENSIVE DEVELOPMENT CO., LTD.	CHINA	Gold
SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION	Gold
Sabin Metal Corp.	UNITED STATES OF AMERICA	Gold
Safimet S.p.A	ITALY	Gold
Sai Refinery	INDIA	Gold
Sam Precious Metals	UNITED ARAB EMIRATES	Gold
Samdok Metal	KOREA, REPUBLIC OF	Gold
Samduck Precious Metals	KOREA, REPUBLIC OF	Gold
Samwon Metals Corp.	KOREA, REPUBLIC OF	Gold
Sancus ZFS (L’Orfebre, SA)	COLOMBIA	Gold
Schone Edelmetaal B.V.	NETHERLANDS	Gold
Scotia Mocatta	UNITED STATES OF AMERICA	Gold
ScotiaMocatta, The Bank of Nova Scotia	HONG KONG	Gold
Sellem Industries Ltd.	MAURITANIA	Gold
Shan Dong Huangjin	CHINA	Gold
Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co., Ltd.	CHINA	Gold
Shandon Jin Jinyin Refining Limited	CHINA	Gold
Shandong Gold Smelting Co., Ltd.	CHINA	Gold
Shandong Hengbang Smelter Co., Ltd.	CHINA	Gold
Shandong Humon Smelting Co., Ltd.	CHINA	Gold
Shandong Tarzan Bio-Gold Industry Co., Ltd.	CHINA	Gold
Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA	Gold
Shandong Yanggu Xiangguang Co., Ltd.	CHINA	Gold
Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	Gold
Shandong Zhongkuang Group Co.,Ltd.	CHINA	Gold
Shandong penglai gold smelter	CHINA	Gold
Shanghai Gold Exchange	CHINA	Gold

10

Shenzhen CuiLu Gold Co., Ltd.	CHINA	Gold
Shenzhen Heng Zhong Industry Co., Ltd.	CHINA	Gold
Shenzhen Zhonghenglong Real Industry Co., Ltd.	CHINA	Gold
Shirpur Gold Refinery Ltd.	INDIA	Gold
Shonan Plant Tanaka Kikinzoku	JAPAN	Gold
Shyolkovsky	RUSSIAN FEDERATION	Gold
Sichuan Tianze Precious Metals Co., Ltd.	CHINA	Gold
Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA	Gold
Sino-Platinum Metals Co., Ltd.	CHINA	Gold
Smelter Not Listed	Peru	Gold
Smelter not listed	CHINA	Gold
So Accurate Group, Inc.	UNITED STATES OF AMERICA	Gold
Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA	Gold
Sovereign Metals	INDIA	Gold
Standard Bank	UNITED STATES OF AMERICA	Gold
Standard Bank Group	HONG KONG	Gold
State Research Institute Center for Physical Sciences and Technology	LITHUANIA	Gold
SuZhou ShenChuang recycling Ltd.	CHINA	Gold
Sudan Gold Refinery	SUDAN	Gold
Sumitomo Metal Mining Co., Ltd.	JAPAN	Gold
SungEel HiMetal Co., Ltd.	KOREA, REPUBLIC OF	Gold
Suntain Co., Ltd.	TAIWAN, PROVINCE OF CHINA	Gold
Super Dragon Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA	Gold
Suzhou Xingrui Noble	CHINA	Gold
T.C.A S.p.A	ITALY	Gold
TAIWAN TOTAI CO., LTD.	TAIWAN, PROVINCE OF CHINA	Gold
TAIZHOU CHANGSANJIAO CO.,LTD	CHINA	Gold
TITAN COMPANY LIMITED, JEWELLERY DIVISION	INDIA	Gold
TOO Tau-Ken-Altyn	KAZAKHSTAN	Gold
TSK Pretech	KOREA, REPUBLIC OF	Gold
Tai Perng	INDONESIA	Gold
Tanaka Kikinzoku Kogyo K.K.	JAPAN	Gold
Tokuriki Honten Co., Ltd.	JAPAN	Gold
Tongling Nonferrous Metals Group Co., Ltd.	CHINA	Gold
Torecom	KOREA, REPUBLIC OF	Gold
Tsai Brother industries	TAIWAN, PROVINCE OF CHINA	Gold
Umicore Brasil Ltda.	BRAZIL	Gold
Umicore Finland Oy	FINLAND	Gold
Umicore Precious Metals Thailand	THAILAND	Gold

11

Umicore S.A. Business Unit Precious Metals Refining	BELGIUM	Gold
United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA	Gold
Universal Precious Metals Refining Zambia	ZAMBIA	Gold
Valcambi S.A.	SWITZERLAND	Gold
Value Trading	BELGIUM	Gold
Viagra Di precious metals (Zhaoyuan) Co., Ltd.	CHINA	Gold
WANG TING	CHINA	Gold
WEEEREFINING	FRANCE	Gold
WIELAND Edelmetalle GmbH	GERMANY	Gold
Western Australian Mint (T/a The Perth Mint)	AUSTRALIA	Gold
Wuzhong Group	CHINA	Gold
Xiamen JInbo Metal Co., Ltd.	CHINA	Gold
Yamakin Co., Ltd.	JAPAN	Gold
Yamato Denki Ind. Co., Ltd.	JAPAN	Gold
Yokohama Metal Co., Ltd.	JAPAN	Gold
Yunnan Copper Industry Co., Ltd.	CHINA	Gold
Yunnan Gold Mining Group Co., Ltd. (YGMG)	CHINA	Gold
Yunnan Metallurgical Group Co., Ltd	CHINA	Gold
Zhaojun Maifu	CHINA	Gold
Zhe Jiang Guang Yuan Noble Metal Smelting Factory	CHINA	Gold
Zhongkuang Gold Industry Co., Ltd.	CHINA	Gold
Zhongshan Hyper-Toxic Substance Monopolized Co., Ltd.	CHINA	Gold
Zhongshan Poison Material Proprietary Co., Ltd.	CHINA	Gold
Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	Gold
Zhuhai toxic materials Monopoly Ltd.	CHINA	Gold
Zhuzhou Smelting Group Co., Ltd	CHINA	Gold
Zijin Mining Group Gold Smelting Co. Ltd.	CHINA	Gold
5D Production OU	ESTONIA	Tantalum
AMG Brasil	BRAZIL	Tantalum
AMG Mining Mibra Mine	BRAZIL	Tantalum
ANHUI HERRMAN IMPEX CO.	CHINA	Tantalum
Asaka Riken Co., Ltd.	JAPAN	Tantalum
Avon Specialty Metals Ltd.	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND	Tantalum
CMT Rare Metal Advanced Materials (Hunan) Co., Ltd.	CHINA	Tantalum
CP Metals Inc.	UNITED STATES OF AMERICA	Tantalum
Changsha South Tantalum Niobium Co., Ltd.	CHINA	Tantalum
Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA	Tantalum

12

Conghua Tantalum and Niobium Smeltry	CHINA	Tantalum
D Block Metals, LLC	UNITED STATES OF AMERICA	Tantalum
Duoluoshan	CHINA	Tantalum
E.S.R. Electronics	UNITED STATES OF AMERICA	Tantalum
Exotech Inc.	UNITED STATES OF AMERICA	Tantalum
F & X	CHINA	Tantalum
F&X Electro-Materials Ltd.	CHINA	Tantalum
FIR Metals & Resource Ltd.	CHINA	Tantalum
Gannon & Scott	UNITED STATES OF AMERICA	Tantalum
Global Advanced Metals	UNITED STATES OF AMERICA	Tantalum
Global Advanced Metals Aizu	JAPAN	Tantalum
Global Advanced Metals Boyertown	UNITED STATES OF AMERICA	Tantalum
Guangdong Rising Rare Metals-EO Materials Ltd.	CHINA	Tantalum
Guangdong Zhiyuan New Material Co., Ltd.	CHINA	Tantalum
H.C. Starck Co., Ltd.	THAILAND	Tantalum
H.C. Starck GmbH	GERMANY	Tantalum
H.C. Starck GmbH Laufenburg	GERMANY	Tantalum
H.C. Starck Hermsdorf GmbH	GERMANY	Tantalum
H.C. Starck Inc.	UNITED STATES OF AMERICA	Tantalum
H.C. Starck Ltd.	JAPAN	Tantalum
H.C. Starck Smelting GmbH & Co. KG	GERMANY	Tantalum
H.C. Starck Surface Technology and Ceramic Powders GmbH	GERMANY	Tantalum
H.C. Starck Tantalum and Niobium GmbH	GERMANY	Tantalum
Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA	Tantalum
Hi-Temp Specialty Metals, Inc.	UNITED STATES OF AMERICA	Tantalum
Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA	Tantalum
Jiangxi Sanshi Nonferrous Metals Co., Ltd	CHINA	Tantalum
Jiangxi Suns Nonferrous Materials Co. Ltd.	CHINA	Tantalum
Jiangxi Tuohong New Raw Material	CHINA	Tantalum
JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA	Tantalum
Jiujiang Janny New Material Co., Ltd.	CHINA	Tantalum
Jiujiang Nonferrous Metals Smelting Company Limited	CHINA	Tantalum
Jiujiang Tanbre Co., Ltd.	CHINA	Tantalum
Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA	Tantalum
KEMET Blue Metals	MEXICO	Tantalum
KEMET Blue Powder	UNITED STATES OF AMERICA	Tantalum
KEMET Corp.	UNITED STATES OF AMERICA	Tantalum
KEMET de Mexico	MEXICO	Tantalum
King-Tan Tantalum Industry Ltd.	CHINA	Tantalum

13

Malaysia Smelting Corporation (MSC)	MALAYSIA	Tantalum
Materion	UNITED STATES OF AMERICA	Tantalum
Materion Newton Inc.	UNITED STATES OF AMERICA	Tantalum
Metallurgical Products India Pvt. Ltd. (MPIL)	INDIA	Tantalum
Metallurgical Products India Pvt., Ltd.	INDIA	Tantalum
Mineracao Taboca S.A.	BRAZIL	Tantalum
Mitsui Kinzoku Company, Limited	JAPAN	Tantalum
Mitsui Mining & Smelting	JAPAN	Tantalum
Mitsui Mining and Smelting Co., Ltd.	JAPAN	Tantalum
Molycorp Silmet A.S.	ESTONIA	Tantalum
NPM Silmet AS	ESTONIA	Tantalum
Nantong Tongjie Electrical Co., Ltd.	CHINA	Tantalum
Ningxia Non-Ferrous Metal Smeltery	CHINA	Tantalum
Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	Tantalum
PM Kalco Inc	UNITED STATES OF AMERICA	Tantalum
PRG Dooel	NORTH MACEDONIA, REPUBLIC OF	Tantalum
Plansee SE	AUSTRIA	Tantalum
Plansee SE Liezen	AUSTRIA	Tantalum
Plansee SE Reutte	AUSTRIA	Tantalum
Power Resources Ltd.	MACEDONIA, THE FORMER YUGOSLAV REPUBLIC OF	Tantalum
PowerX Ltd.	RWANDA	Tantalum
QuantumClean	UNITED STATES OF AMERICA	Tantalum
RFH	CHINA	Tantalum
RFH Recycling Metals Co., Ltd.	CHINA	Tantalum
RFH Yancheng Jinye New Material Technology Co., Ltd.	CHINA	Tantalum
Resind Ind e Com Ltda.	BRAZIL	Tantalum
Resind Industria e Comercio Ltda.	BRAZIL	Tantalum
Rui Da Hung	TAIWAN, PROVINCE OF CHINA	Tantalum
Shanghai Jiangxi Metals Co., Ltd.	CHINA	Tantalum
Smelter Not Listed	China	Tantalum
Smelter not listed	CHINA	Tantalum
Solikamsk	RUSSIAN FEDERATION	Tantalum
Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION	Tantalum
TANIOBIS Co., Ltd.	THAILAND	Tantalum
TANIOBIS GmbH	GERMANY	Tantalum
TANIOBIS Japan Co., Ltd.	JAPAN	Tantalum
TANIOBIS Smelting GmbH & Co. KG	GERMANY	Tantalum
Taike Technology (Suzhou) Co.,Ltd.	CHINA	Tantalum
Taki Chemical Co., Ltd.	JAPAN	Tantalum

14

Tantalite Resources	SOUTH AFRICA	Tantalum
Telex Metals	UNITED STATES OF AMERICA	Tantalum
Tranzact, Inc.	UNITED STATES OF AMERICA	Tantalum
ULBA	KAZAKHSTAN	Tantalum
ULVAC Inc.	JAPAN	Tantalum
Ulba Metallurgical Plant JSC	KAZAKHSTAN	Tantalum
V&D New Materials (Jiangsu) Co., Ltd.	CHINA	Tantalum
Valbruna	ITALY	Tantalum
XIMEI RESOURCES (GUANGDONG) LIMITED	CHINA	Tantalum
XIMEI RESOURCES(GUIZHOU) TECHNOLOGY CO., LTD.	CHINA	Tantalum
XinXing HaoRong Electronic Material Co., Ltd.	CHINA	Tantalum
Yanling Jincheng Tantalum & Niobium Co., Ltd.	CHINA	Tantalum
Yichun Jin Yang Rare Metal Co., Ltd.	CHINA	Tantalum
Zhuzhou Cemented Carbide Group Co., Ltd.	CHINA	Tantalum
Alent plc	UNITED STATES OF AMERICA	Tin
Alpha	UNITED STATES OF AMERICA	Tin
Alpha Assembly Solutions Inc	UNITED STATES OF AMERICA	Tin
An Thai Minerals Co., Ltd.	VIETNAM	Tin
An Vinh Joint Stock Mineral Processing Company	VIET NAM	Tin
Angelcast Enterprise Co., Ltd.	CHINA	Tin
Arco Alloys	UNITED STATES OF AMERICA	Tin
Aurubis Beerse	BELGIUM	Tin
Aurubis Berango	SPAIN	Tin
Brand IMLI	INDONESIA	Tin
Brand RBT	INDONESIA	Tin
CNMC (Guangxi) PGMA Co., Ltd.	CHINA	Tin
CRM Fundicao De Metais E Comercio De Equipamentos Eletronicos Do Brasil Ltda	BRAZIL	Tin
CRM Synergies	SPAIN	Tin
CRM Synergies EMEA, S.L.U.	SPAIN	Tin
CV Ayi Jaya	Indonesia	Tin
CV Dua Sekawan	INDONESIA	Tin
CV Gita Pesona	INDONESIA	Tin
CV Nurjanah	INDONESIA	Tin
CV Serumpun Sebalai	INDONESIA	Tin
CV Tiga Sekawan	INDONESIA	Tin
CV United Smelting	INDONESIA	Tin
CV Venus Inti Perkasa	INDONESIA	Tin
Chengfeng Metals Co Pte Ltd	CHINA	Tin
Chenzhou Yun Xiang mining limited liability company	CHINA	Tin

15

Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA	Tin
Chifeng Dajingzi Tin Industry Co., Ltd.	CHINA	Tin
China Al	CHINA	Tin
China Tin (Hechi)	CHINA	Tin
China Tin Group Co., Ltd.	CHINA	Tin
China Yunnan Tin Co Ltd.	CHINA	Tin
Chofu Works	CHINA	Tin
Cooperativa Metalurgica de Rondonia Ltda.	BRAZIL	Tin
DS Myanmar	MYANMAR	Tin
Da Nang Processing Import and Export Joint Stock	VIETNAM	Tin
DingNan JiaWang HuanBao Co. LTD	CHINA	Tin
Dingnan Jiawang environmental Tin technology Co.	CHINA	Tin
Dongguan Best Alloys Co., Ltd.	CHINA	Tin
Dongguan CiEXPO Environmental Engineering Co., Ltd.	CHINA	Tin
Dongguan City Xida Soldering Tin Products Co.	CHINA	Tin
Dowa	JAPAN	Tin
Dragon Silver Holdings Limited	CHINA	Tin
EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)	Tin
Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM	Tin
Estanho de Rondonia S.A.	BRAZIL	Tin
Fabrica Auricchio	BRAZIL	Tin
Fabrica Auricchio Industria e Comercio Ltda.	BRAZIL	Tin
Feinhutte Halsbrucke GmbH	GERMANY	Tin
Fenix Metals	POLAND	Tin
Fuji Metal Mining Corp.	JAPAN	Tin
Funsur Smelter	PERU	Tin
GUANGDONG JIATIAN STANNUM PRODUCTS CO., LTD	CHINA	Tin
GUANGXI HUA TIN GOLD MINUTE FEE, LTD.	CHINA	Tin
Gejiu City Fuxiang Industry and Trade Co., Ltd.	CHINA	Tin
Gejiu Fengming Metallurgy Chemical Plant	CHINA	Tin
Gejiu Jinye Mineral Company	CHINA	Tin
Gejiu Kai Meng Industry and Trade LLC	CHINA	Tin
Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA	Tin
Gejiu Yunxi Group Corp.	CHINA	Tin
Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA	Tin
Gejiu Zi-Li	CHINA	Tin
Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA	Tin

16

Global Advanced Metals Greenbushes Pty Ltd.	AUSTRALIA	Tin
Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CHINA	Tin
Guangxi Nonferrous Metals Group	CHINA	Tin
Guangxi Zhongshan Jin Yi Smelting Co., Ltd.	CHINA	Tin
Guanyang Guida Nonferrous Metal Smelting Plant	CHINA	Tin
Hezhou Jinwei Tin Co., Ltd.	CHINA	Tin
Hongqiao Metals (Kunshan) Co., Ltd.	CHINA	Tin
HuiChang Hill Tin Industry Co., Ltd.	CHINA	Tin
Huichang Jinshunda Tin Co., Ltd.	CHINA	Tin
Hulterworth Smelter	CHINA	Tin
Hunan Xianghualing Tin Co. ltd	CHINA	Tin
IBF IND Brasileira de Ferroligas Ltda	BRAZIL	Tin
IMPAG AG	SWITZERLAND	Tin
INDONESIAN STATE TIN CORPORATION MENTOK SMELTER	INDONESIA	Tin
Ikuno Tin Smelter	JAPAN	Tin
JIN JHAN GREEN POWER	TAIWAN, PROVINCE OF CHINA	Tin
JX Nippon Mining & Metals Co., Ltd.	JAPAN	Tin
Jean Goldschmidt International (JGI Hydrometal)	BELGIUM	Tin
Jiang Jia Wang Technology Co.	CHINA	Tin
Jiang Xi Jia Wang Technology Tin Products Environmental Ltd.	CHINA	Tin
Jiangxi Ketai Advanced Material Co., Ltd.	CHINA	Tin
Jiangxi Nanshan	CHINA	Tin
Jiangxi New Nanshan Technology Ltd.	CHINA	Tin
Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA	Tin
Ju Tai Industrial Co., Ltd.	CHINA	Tin
KOVOHUTE PRIBRAM NASTUPNICKA, A.S.	CZECH REPUBLIC	Tin
Kundur Smelter	INDONESIA	Tin
LIAN JING	CHINA	Tin
Linqu Xianggui Smelter Co., Ltd.	CHINA	Tin
Longnan Chuangyue Environmental Protection Technology Development Co., Ltd	CHINA	Tin
Lucas Milhaupt	UNITED STATES OF AMERICA	Tin
Luna Smelter, Ltd.	RWANDA	Tin
M/s ECO Tropical Resources	SINGAPORE	Tin
MCP Metalspecialties, Inc	UNITED STATES OF AMERICA	Tin
MSC	MALAYSIA	Tin
Ma An Shan Shu Guang Smelter Corp.	CHINA	Tin
Ma'anshan Weitai Tin Co., Ltd.	CHINA	Tin
Magnu's Minerais Metais e Ligas Ltda.	BRAZIL	Tin

17

Malaysia Smelting Corporation (MSC)	MALAYSIA	Tin
Malaysia Smelting Corporation Berhad (Port Klang)	MALAYSIA	Tin
Materials Eco-Refining Co., Ltd.	JAPAN	Tin
Medeko Cast S.R.O.	SLOVAKIA	Tin
Melt Metais e Ligas S.A.	BRAZIL	Tin
Metahub Industries Sdn. Bhd.	MALAYSIA	Tin
Metallic Resources, Inc.	UNITED STATES OF AMERICA	Tin
Metallo Belgium N.V.	BELGIUM	Tin
Metallo Chimique	BELGIUM	Tin
Metallo Spain S.L.U.	SPAIN	Tin
Metallum Group Holding NV	BELGIUM	Tin
Minchali Metal Industry Co., Ltd.	TAIWAN, PROVINCE OF CHINA	Tin
Mineracao Taboca S.A.	BRAZIL	Tin
Ming Li Jia smelt Metal Factory	CHINA	Tin
Mining Minerals Resources SARL	CONGO, DEMOCRATIC REPUBLIC OF THE	Tin
Mining and processing tin-tungsten ore Giang Son - VQB Co., Ltd.	VIETNAM	Tin
Minmetals Ganzhou Tin Co. Ltd.	CHINA	Tin
Minsur	PERU	Tin
Mitsubishi Materials Corporation	JAPAN	Tin
Modeltech Sdn Bhd	MALAYSIA	Tin
Nathan Trotter & Co INC.	UNITED STATES OF AMERICA	Tin
Ney Metals and Alloys	UNITED STATES OF AMERICA	Tin
Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM	Tin
Nickelhütte Aue	GERMANY	Tin
Nicromet	POLAND	Tin
Novosibirsk Processing Plant Ltd.	RUSSIAN FEDERATION	Tin
Novosibirsk Tin Combine	RUSSIAN FEDERATION	Tin
O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND	Tin
O.M. Manufacturing Philippines, Inc.	PHILIPPINES	Tin
OMODEO A. E S. METALLEGHE SRL	ITALY	Tin
OMSA	BOLIVIA (PLURINATIONAL STATE OF)	Tin
OUTOKUMPU	UNITED STATES OF AMERICA	Tin
Old City Metals Processing Co., Ltd.	CHINA	Tin
Operaciones Metalurgicas S.A.	BOLIVIA (PLURINATIONAL STATE OF)	Tin
Operaciones Metalúrgicas S.A.	BOLIVIA (PLURINATIONAL STATE OF)	Tin
P Kay Metal, Inc	UNITED STATES OF AMERICA	Tin
PT ATD Makmur Mandiri Jaya	INDONESIA	Tin

18

PT Alam Lestari Kencana	INDONESIA	Tin
PT Aries Kencana Sejahtera	INDONESIA	Tin
PT Arsed Indonesia	INDONESIA	Tin
PT Artha Cipta Langgeng	INDONESIA	Tin
PT Babel Inti Perkasa	INDONESIA	Tin
PT Babel Surya Alam Lestari	INDONESIA	Tin
PT Bangka Kudai Tin	INDONESIA	Tin
PT Bangka Prima Tin	INDONESIA	Tin
PT Bangka Putra Karya	INDONESIA	Tin
PT Bangka Serumpun	INDONESIA	Tin
PT Bangka Timah Utama Sejahtera	INDONESIA	Tin
PT Bangka Tin Industry	INDONESIA	Tin
PT Belitung Industri Sejahtera	INDONESIA	Tin
PT Bukit Timah	INDONESIA	Tin
PT Cipta Persada Mulia	INDONESIA	Tin
PT DS Jaya Abadi	INDONESIA	Tin
PT Eunindo Usaha Mandiri	INDONESIA	Tin
PT Fang Di MulTindo	INDONESIA	Tin
PT HP Metals Indonesia	INDONESIA	Tin
PT Inti Stania Prima	INDONESIA	Tin
PT Justindo	INDONESIA	Tin
PT Karimun Mining	INDONESIA	Tin
PT Kijang Jaya Mandiri	INDONESIA	Tin
PT Koba Tin	INDONESIA	Tin
PT Lautan Harmonis Sejahtera	INDONESIA	Tin
PT Masbro Alam Stania	Indonesia	Tin
PT Menara Cipta Mulia	INDONESIA	Tin
PT Mitra Graha Raya	INDONESIA	Tin
PT Mitra Stania Prima	INDONESIA	Tin
PT Mitra Sukses Globalindo	INDONESIA	Tin
PT NATARI	INDONESIA	Tin
PT O.M. Indonesia	INDONESIA	Tin
PT Panca Mega Persada	INDONESIA	Tin
PT Premium Tin Indonesia	INDONESIA	Tin
PT Prima Timah Utama	INDONESIA	Tin
PT Putera Sarana Shakti (PT PSS)	INDONESIA	Tin
PT Rajawali Rimba Perkasa	INDONESIA	Tin
PT Rajehan Ariq	INDONESIA	Tin
PT Refined Bangka Tin	INDONESIA	Tin
PT Sariwiguna Binasentosa	INDONESIA	Tin
PT Seirama Tin Investment	INDONESIA	Tin

19

PT Singkep Times Utama	INDONESIA	Tin
PT Stanindo Inti Perkasa	INDONESIA	Tin
PT Sukses Inti Makmur (SIM)	INDONESIA	Tin
PT Sumber Jaya Indah	INDONESIA	Tin
PT Supra Sukses Trinusa	INDONESIA	Tin
PT Timah (Persero) Tbk Mentok	INDONESIA	Tin
PT Timah Nusantara	INDONESIA	Tin
PT Timah Tbk	INDONESIA	Tin
PT Timah Tbk Kundur	INDONESIA	Tin
PT Timah Tbk Mentok	INDONESIA	Tin
PT Tinindo Inter Nusa	INDONESIA	Tin
PT Tirus Putra Mandiri	INDONESIA	Tin
PT Tommy Utama	INDONESIA	Tin
PT Wahana Perkit Jaya	INDONESIA	Tin
PT Yinchendo Mining Industry	INDONESIA	Tin
Pan Light Corporation	TAIWAN, PROVINCE OF CHINA	Tin
Phoenix Metal Ltd.	RWANDA	Tin
Pongpipat Company Limited	MYANMAR	Tin
Precious Minerals and Smelting Limited	INDIA	Tin
RIKAYAA GREENTECH PRIVATE LIMITED	INDIA	Tin
Resind Ind e Com Ltda.	BRAZIL	Tin
Resind Industria e Comercio Ltda.	BRAZIL	Tin
Rian Resources SDN. BHD.	MALAYSIA	Tin
Rui Da Hung	TAIWAN, PROVINCE OF CHINA	Tin
Samhwa non-ferrorus Metal ind.co.ltd	KOREA, REPUBLIC OF	Tin
Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co., Ltd.	CHINA	Tin
ShangHai YueQiang Metal Products Co., LTD	CHINA	Tin
Shangrao Xuri Smelting Factory	CHINA	Tin
Shenmao Technology Inc.	TAIWAN, PROVINCE OF CHINA	Tin
Shenzhen Hong Chang Metal Manufacturing Factory	CHINA	Tin
Sichuan Guanghan Jiangnan casting smelters	CHINA	Tin
Sigma Tin Alloy Co., Ltd.	CHINA	Tin
Sizer Metals PTE Ltd	SINGAPORE	Tin
Smelter Not Listed	Indonesia	Tin
Smelter not listed	BRAZIL	Tin
Soft Metais Ltda.	BRAZIL	Tin
Solder Court Ltd.	CHINA	Tin
Spectro Alloys Corp.	UNITED STATES OF AMERICA	Tin
Super Ligas	BRAZIL	Tin
Suzhou Nuonengda Chemical Co., Ltd.	CHINA	Tin

20

TAP	UNITED STATES OF AMERICA	Tin
TIN PLATING GEJIU	CHINA	Tin
TONG LONG	CHINA	Tin
TRATHO Metal Quimica	BRAZIL	Tin
Tai Perng	INDONESIA	Tin
Taicang City Nancang Metal Material Co., Ltd.	CHINA	Tin
Taiwan Huanliang	TAIWAN, PROVINCE OF CHINA	Tin
Taiwan high-tech Co., Ltd.	TAIWAN, PROVINCE OF CHINA	Tin
Taiwan's lofty Enterprises Ltd.	TAIWAN, PROVINCE OF CHINA	Tin
Takehara PVD Materials Plant / PVD Materials Division of MITSUI MINING & SMELTING CO., LTD.	JAPAN	Tin
Tamura	JAPAN	Tin
Thai Nguyen Mining and Metallurgy Co., Ltd.	VIETNAM	Tin
Thai Solder Industry Corp., Ltd.	THAILAND	Tin
Thailand Mine Factory	THAILAND	Tin
Thailand Smelting & Refining Co Ltd	THAILAND	Tin
Thaisarco	THAILAND	Tin
Three green surface technology limited company	CHINA	Tin
Tianshui Ling Bo Technology Co., Ltd.	CHINA	Tin
Tin Smelting Branch of Yunnan Tin Co., Ltd.	CHINA	Tin
Tin Technology & Refining	UNITED STATES OF AMERICA	Tin
Tongding Group	CHINA	Tin
Top-Team Technology (Shenzhen) Ltd.	CHINA	Tin
Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM	Tin
Ultracore Co., Ltd.	THAILAND	Tin
VQB Mineral and Trading Group JSC	VIET NAM	Tin
WELLEY	TAIWAN, PROVINCE OF CHINA	Tin
WUJIANG CITY LUXE TIN FACTORY	CHINA	Tin
Westfalenzinn	GERMANY	Tin
Westmetall GmbH & Co. KG	GERMANY	Tin
White Solder Metalurgia e Mineracao Ltda.	BRAZIL	Tin
Woodcross Smelting Company Limited	UGANDA	Tin
XURI	CHINA	Tin
Xiamen Honglu Tungsten Molybdenum Co., Ltd.	CHINA	Tin
Xianghualing Tin Industry Co., Ltd.	CHINA	Tin
Xin Furukawa Metal ( Wuxi ) Co., Ltd.	CHINA	Tin
Yan Nan Xi Ye Electrical Limited	CHINA	Tin
Yifeng Tin	CHINA	Tin
Yifeng Tin Industry (Chenzhou) Co Ltd	CHINA	Tin

21

Yiquan Manufacturing	CHINA	Tin
Yuecheng Tin Co., Ltd.	CHINA	Tin
Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	Tin
Yunnan Chengo Electric Smelting Plant	CHINA	Tin
Yunnan Copper Zinc Industry Co., Ltd.	CHINA	Tin
Yunnan Geiju Smelting Corp.	CHINA	Tin
Yunnan Industrial Co., Ltd.	CHINA	Tin
Yunnan Malipo Baiyi Kuangye Co.	CHINA	Tin
Yunnan Yunfan Non-ferrous Metals Co., Ltd.	CHINA	Tin
Zhongshan Jinye Smelting Co.,Ltd	CHINA	Tin
Zhuhai Horyison Solder Co.,Ltd	CHINA	Tin
ООО "Новосибирский оловянный комбинат"	RUSSIAN FEDERATION	Tin
A.L.M.T. Corp.	JAPAN	Tungsten
ACL Metais Eireli	BRAZIL	Tungsten
ATI Metalworking Products	UNITED STATES OF AMERICA	Tungsten
Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.	BRAZIL	Tungsten
Artek LLC	RUSSIAN FEDERATION	Tungsten
Asia Tungsten Products Vietnam Ltd.	VIET NAM	Tungsten
Avon Specialty Metals Ltd	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND	Tungsten
CB-CERATIZIT	CHINA	Tungsten
CNMC (Guangxi) PGMA Co., Ltd.	CHINA	Tungsten
CP Metals Inc.	UNITED STATES OF AMERICA	Tungsten
Chaozhou Xianglu Tungsten Industry Co., Ltd.	CHINA	Tungsten
Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA	Tungsten
China Minmetals Non-ferrous Metals Holding Co., Ltd.	CHINA	Tungsten
China Molybdenum Co., Ltd.	CHINA	Tungsten
China Molybdenum Tungsten Co., Ltd.	CHINA	Tungsten
China National Non Ferrous	CHINA	Tungsten
China National Nonferrous Metals Imp. & Exp. Jiangxi Co., Ltd.	CHINA	Tungsten
Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA	Tungsten
Cronimet Brasil Ltda	BRAZIL	Tungsten
DAIDO STEEL	JAPAN	Tungsten
DONGKUK INDUSTRIES CO., LTD.	KOREA, REPUBLIC OF	Tungsten
Dayu Jincheng Tungsten Industry Co., Ltd.	CHINA	Tungsten
Dayu Weiliang Tungsten Co., Ltd.	CHINA	Tungsten
Fujian Ganmin RareMetal Co., Ltd.	CHINA	Tungsten
Fujian Jinxin Tungsten Co., Ltd.	CHINA	Tungsten
Fujian Xinlu Tungsten	CHINA	Tungsten

22

Fujian Xinlu Tungsten Co., Ltd.	CHINA	Tungsten
GEM Co., Ltd.	CHINA	Tungsten
GTP	UNITED STATES OF AMERICA	Tungsten
Ganxian Shirui New Material Co., Ltd.	CHINA	Tungsten
Ganzhou Beseem Ferrotungsten Co., Ltd.	CHINA	Tungsten
Ganzhou Haichuang Tungsten Co., Ltd.	CHINA	Tungsten
Ganzhou Hongfei Materials Co.	CHINA	Tungsten
Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA	Tungsten
Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA	Tungsten
Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA	Tungsten
Ganzhou Seadragon W & Mo Co., Ltd.	CHINA	Tungsten
Ganzhou Sunny Non-Ferrous Metals Co., Ltd.	CHINA	Tungsten
Ganzhou Yatai Tungsten Co., Ltd.	CHINA	Tungsten
Global Tungsten & Powders LLC	UNITED STATES OF AMERICA	Tungsten
Guangdong Xianglu Tungsten Co., Ltd.	CHINA	Tungsten
H.C. Starck Group	GERMANY	Tungsten
H.C. Starck Smelting GmbH & Co. KG	GERMANY	Tungsten
H.C. Starck Tungsten GmbH	GERMANY	Tungsten
HANNAE FOR T Co., Ltd.	KOREA, REPUBLIC OF	Tungsten
Hubei Green Tungsten Co., Ltd.	CHINA	Tungsten
Human Chun-Chang non-ferrous Smelting & Concentrating Co., Ltd.	CHINA	Tungsten
Hunan Chenzhou Mining Co., Ltd.	CHINA	Tungsten
Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA	Tungsten
Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA	Tungsten
Hunan Jintai New Material Co., Ltd.	CHINA	Tungsten
Hunan Litian Tungsten Industry Co., Ltd.	CHINA	Tungsten
Hunan Shizhuyuan Nonferrous Metals Co., Ltd. Chenzhou Tungsten Products Branch	CHINA	Tungsten
Hydrometallurg, JSC	RUSSIAN FEDERATION	Tungsten
Ingichki Metals LLC	UZBEKISTAN	Tungsten
JSC "Kirovgrad Hard Alloys Plant"	RUSSIAN FEDERATION	Tungsten
Japan New Metals Co., Ltd.	JAPAN	Tungsten
Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA	Tungsten
Jiangxi Dayu Longxintai Tungsten Co., Ltd.	CHINA	Tungsten
Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA	Tungsten
Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA	Tungsten
Jiangxi Rare Earth & Rare Metals Tungsten Group Corp	CHINA	Tungsten
Jiangxi Rare Metals Tungsten Holdings Group Co., Ltd.	CHINA	Tungsten

23

Jiangxi Richsea New Materials Co., Ltd.	CHINA	Tungsten
Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA	Tungsten
Jiangxi Xianglu Tungsten Co., Ltd.	CHINA	Tungsten
Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA	Tungsten
Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CHINA	Tungsten
Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA	Tungsten
Jing Yuan Tungsten Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA	Tungsten
KENEE MINING VIETNAM COMPANY LIMITED	VIET NAM	Tungsten
KGETS Co., Ltd.	KOREA, REPUBLIC OF	Tungsten
Kenee Mining Corporation Vietnam	VIET NAM	Tungsten
Kennametal Fallon	UNITED STATES OF AMERICA	Tungsten
Kennametal Huntsville	UNITED STATES OF AMERICA	Tungsten
LAOS SOUTHERN MINING SMELTING SOLE CO.,LTD	LAO PEOPLE'S DEMOCRATIC REPUBLIC	Tungsten
LLC Vostok	RUSSIAN FEDERATION	Tungsten
Lianyou Metals Co., Ltd.	TAIWAN, PROVINCE OF CHINA	Tungsten
Lianyou Resources Co., Ltd.	TAIWAN, PROVINCE OF CHINA	Tungsten
Luoyang Mudu Tungsten & Molybdenum Technology Co., Ltd.	CHINA	Tungsten
MALAMET SMELTING SDN. BHD.	MALAYSIA	Tungsten
Malipo Haiyu Tungsten Co., Ltd.	CHINA	Tungsten
Masan High-Tech Materials	VIET NAM	Tungsten
Materion	UNITED STATES OF AMERICA	Tungsten
Mehra Ferro-Alloys Pvt. Ltd.	INDIA	Tungsten
Minmetals Ganzhou Tin Co. Ltd.	CHINA	Tungsten
Mitsui Mining and Smelting Co., Ltd.	JAPAN	Tungsten
Moliren Ltd.	RUSSIAN FEDERATION	Tungsten
NPP Tyazhmetprom LLC	RUSSIAN FEDERATION	Tungsten
Nam Viet Cromit Joint Stock Company	VIET NAM	Tungsten
Nanchang Cemented Carbide Limited Liability Company	CHINA	Tungsten
Niagara Refining LLC	UNITED STATES OF AMERICA	Tungsten
Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	Tungsten
OOO “Technolom” 1	RUSSIAN FEDERATION	Tungsten
OOO “Technolom” 2	RUSSIAN FEDERATION	Tungsten
PT Stanindo Inti Perkasa	INDONESIA	Tungsten
PT Timah (Persero), Tbk	INDONESIA	Tungsten
PT Timah Tbk Mentok	INDONESIA	Tungsten
Philippine Bonway Manufacturing Industrial Corporation	PHILIPPINES	Tungsten
Philippine Carreytech Metal Corp.	PHILIPPINES	Tungsten
Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES	Tungsten

24

Plansee Composite Materials GmbH	GERMANY	Tungsten
Plansee SE Liezen	AUSTRIA	Tungsten
Plansee SE Reutte	AUSTRIA	Tungsten
Pobedit, JSC	RUSSIAN FEDERATION	Tungsten
S.P.T. spol.s r.o.	Czechia	Tungsten
Sanher Tungsten Vietnam Co., Ltd.	VIETNAM	Tungsten
Shinwon Tungsten (Fujian Shanghang) Co., Ltd.	CHINA	Tungsten
Smelter Not Listed	Uzbekistan	Tungsten
Smelter not listed	GERMANY	Tungsten
Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA	Tungsten
South-East Nonferrous Metal Company Limited of Hengyang City	CHINA	Tungsten
Sumitomo Metal Mining Co., Ltd.	JAPAN	Tungsten
TANIOBIS Smelting GmbH & Co. KG	GERMANY	Tungsten
TaeguTec	KOREA, REPUBLIC OF	Tungsten
Tejing (Vietnam) Tungsten Co., Ltd.	VIETNAM	Tungsten
Thaisarco	THAILAND	Tungsten
Toshiba Material Co., Ltd.	JAPAN	Tungsten
Tungamoy Metals Inc.	Korea, Republic Of	Tungsten
Tungsten Diversified Industries LLC	UNITED STATES OF AMERICA	Tungsten
Tungsten Vietnam Joint Stock Company	VIET NAM	Tungsten
Unecha Refractory metals plant	RUSSIAN FEDERATION	Tungsten
Valbruna	ITALY	Tungsten
Vietnam Youngsun Tungsten Industry Co., Ltd.	VIETNAM	Tungsten
WBH	AUSTRIA	Tungsten
WOLFRAM Company CJSC	RUSSIAN FEDERATION	Tungsten
Wolfram Bergbau und Hutten AG	AUSTRIA	Tungsten
Woltech Korea Co., Ltd.	KOREA, REPUBLIC OF	Tungsten
Xiamen H.C.	CHINA	Tungsten
Xiamen Tungsten (H.C.) Co., Ltd.	CHINA	Tungsten
Xiamen Tungsten Co., Ltd.	CHINA	Tungsten
Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA	Tungsten
Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA	Tungsten
YUDU ANSHENG TUNGSTEN CO., LTD.	CHINA	Tungsten
Yano Metal	JAPAN	Tungsten
Zhangzhou Chuen Bao Apt Smeltery Co., Ltd.	CHINA	Tungsten
Zhuzhou Cement Carbide	CHINA	Tungsten
Zhuzhou Cemented Carbide	CHINA	Tungsten
Zhuzhou Cemented Carbide Group Co., Ltd.	CHINA	Tungsten
Zigong Golden China Hardfacing Materials Co, LTd	CHINA	Tungsten

25

Caution Concerning Forward-Looking Statements

Certain statements in this report may be “forward-looking” within the meaning of the Private Securities Litigation Reform Act of 1995.  Words such as “expects,” “future,” “plans,” and “intends,” and similar expressions are used to identify these forward-looking statements.  Examples of forward-looking statements include statements relating to our future plans, and any other statement that does not directly relate to any historical or current fact.  Forward-looking statements are based on our current expectations and assumptions, which may not prove to be accurate.  Risks that may cause these forward-looking statements to be inaccurate include: failure to carry out these plans in a timely manner or at all; lack of cooperation or progress by our suppliers, their respective suppliers and smelters; or lack of progress by smelter or refiner validation programs for conflict minerals (including the possibility of inaccurate information, fraud and other irregularities).  These statements are not guarantees and are subject to risks, uncertainties and changes in circumstances that are difficult to predict.  Actual outcomes and results may differ materially from these forward-looking statements.  As a result, these statements speak only as of the date they are made and we undertake no obligation to update or revise any forward-looking statement, except as required by federal securities laws.

26